EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SGS International, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2007 (the “Report”), the undersigned each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2007	/s/ HENRY R. BAUGHMAN
Henry R. Baughman
Chief Executive Officer, President and Director

May 15, 2007	/s/ JAMES M. DAHMUS
James M. Dahmus
Chief Financial Officer